Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements Form S-8 (Nos. 33-93172, 33-91364, 33-93162,33-93174,33-93170 and 33-93168)
of DIMON Incorporated of our report dated August 26, 1994, included in the Annual Report (Form 10-K) of DIMON Incorporated for the year ended
June 30, 1995, with respect to the consolidated financial statements of Dibrell Brothers, Incorporated for the year ended June 30, 1994.


                                                /s/ ERNST & YOUNG LLP
                                                    Ernst & Young LLP
Winston-Salem, North Carolina
May 7, 1996

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